EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Entrepreneur Universe Bright Group (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2026

By:	/s/ Guolin Tao
Name:	Guolin Tao
Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)